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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2001




                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
--------------------------------------------------------------------------------

           (Exact names of registrants as specified in their charters)

  DELAWARE                          001-15843                   13-3989167
   TEXAS                            333-48279                   74-1282680
-----------------                -----------------             ---------------
States or other                  (Commission File)             (IRS Employer
jurisdictions of                      Numbers)                  Identification
 incorporation)                                                      Nos.)


 4440 BRITTMOORE ROAD, HOUSTON, TEXAS                               77041
 ------------------------------------                         ------------------
(Address of principal executive offices)                          (Zip Code)


                                 (713) 335-7000
                       ----------------------------------
              (Registrants' telephone number, including area code)


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Item 5.      Other Events and Regulation FD Disclosure.

Filing of Registration Statement on Form S-4

         On November 30, 2001, BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp. (which we collectively refer to as the "issuers") and Universal Compression Holdings, Inc. and Universal Compression, Inc. filed a Registration Statement on Form S-4 with the Securities and Exchange Commission to register the issuance by the issuers of $100,000,000 aggregate principal amount of their new additional 8 7/8% senior secured notes due 2008 (which we refer to as the "new additional notes") and Universal's related lease and guarantee obligations. The new additional notes will be issued in exchange for up to all of the issuers' outstanding additional 8 7/8% senior secured notes due 2008 (which we refer to as the "old additional notes") that were issued and sold in October 2001 in a private placement transaction pursuant to Rule 144A under the Securities Act of 1933. The old additional notes were issued under an indenture dated February 9, 2001 pursuant to which the issuers previously issued $350,000,000 of the 8 7/8% senior secured notes due 2008 for an aggregate principal amount of $450,000,000 currently outstanding under the indenture. The terms of the new additional notes are substantially identical to the old additional notes except that the new additional notes are freely transferable under the Securities Act and do not have any exchange or registration rights.

         The Registration Statement is incorporated herein by reference, but has not yet become effective. The new additional notes may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the new additional notes in any states in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Termination of Voting Agreements

         In connection with the acquisition of Tidewater Compression Services, Inc. in 1998, Universal Compression Holdings, Inc. entered into two voting trust agreements dated as of February 20, 1998 and December 1, 1998, that required certain of our shareholders, including some of our directors, to assign their shares of our common stock to a voting trust, which had John K. Castle as its trustee, in exchange for interests in the trust.

         Concurrently with our February 2001 acquisition of Weatherford Global Compression Services, a division of Weatherford International, Inc., in exchange for 13,750,000 shares of our common stock (or approximately 48% of our total outstanding shares at the time of the acquisition and currently approximately 45% of our total outstanding shares) and the restructuring of debt and operating lease obligations, we entered into a voting agreement with WEUS Holding, Inc., a wholly owned subsidiary of Weatherford International. The voting agreement provided that WEUS and its affiliates would vote any shares of our common stock that they own in excess of 33 1/3% of our total outstanding shares in the same proportion that shares of our stock owned by the public are voted. The voting agreement further provided for its automatic termination upon the earlier of (1) February 9, 2003 or (2) the date that Castle Harlan


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and its affiliates own less than 5% of our outstanding common stock.

         On December 6, 2001, Castle Harlan Partners III, L.P. and its affiliates distributed their remaining shares of our common stock to their partners and members. Concurrently with the distribution, the final Castle Harlan voting trust agreement was terminated by its parties. In addition, as a result of the distribution and termination of that voting trust agreement, Castle Harlan and its affiliates own less than 5% of our outstanding common stock, thereby terminating the WEUS voting agreement. Thus, WEUS now has sole voting control over all of its 13,750,000 shares of our common stock. There are no other voting trust agreements among us, the Castle Harlan affiliates and any of our shareholders.

Disclosure regarding Forward-Looking Statements

         Statements about Universal's outlook and all other statements in this current report on Form 8-K other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. While we believes that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are consummation of the exchange offer for the new additional notes, integration of our acquisitions and the demand for our products and services. These and other risk factors are discussed in our other filings with the Securities and Exchange Commission, copies of which are available to the public. We expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 7.      Financial Statements and Exhibits.

             (c) Exhibits

             Exhibit No.            Description
             -----------            -----------

                9.1 Termination of Voting Trust Agreement, dated October 1, 2001, among Universal Compression Holdings, Inc., John K. Castle, as voting trustee, and the stockholders party thereto.

                9.2 Termination of Voting Trust Agreement, dated November 12, 2001, among Universal Compression Holdings, Inc., John K. Castle, as voting trustee, and the stockholders party thereto.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       UNIVERSAL COMPRESSION HOLDINGS, INC.
                                       UNIVERSAL COMPRESSION, INC.
                                       (Registrants)



Date:  December 7, 2001                By: /s/ RICHARD W. FITZGERALD
                                           ------------------------------------
                                           Richard W. FitzGerald
                                           Senior Vice President and
                                           Chief Financial Officer





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                                  EXHIBIT INDEX

              Exhibit No.            Description
             -----------            -----------

                9.1 Termination of Voting Trust Agreement, dated October 1, 2001, among Universal Compression Holdings, Inc., John K. Castle, as voting trustee, and the stockholders party thereto.

                9.2 Termination of Voting Trust Agreement, dated November 12, 2001, among Universal Compression Holdings, Inc., John K. Castle, as voting trustee, and the stockholders party thereto.




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